TAXATION	12 Months Ended
Dec. 31, 2024
TAXATION
TAXATION

13.TAXATION

	2024	2023	2022
Current tax:	$’000	$’000	$’000

Current tax recovery on loss for the year	340	—	(11,731)
Total current tax	340	—	(11,731)

	2024	2023	2022
Deferred tax:	$’000	$’000	$’000

Origination and reversal of temporary differences	—	—	—
Total deferred tax liability	—	—	—
Total tax credit	340	—	(11,731)

No deferred tax has been recognised on the losses brought forward and carried forward on the UK, Canada and US losses given the uncertainty on the generation of future profits.

Income tax expense

The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the weighted average tax rate applicable to profits of the consolidated entities as follows:

	2024	2023	2024
	$’000	$’000	$’000
Profit (loss) before taxation	(54,762)	(34,637)	(240,693)
Expected tax charge (recovery) based on a weighted average of 25% (2022 - 25)% (UK, US and Canada)	(13,690)	(8,669)	(60,172)

Effect of expenses not deductible in determining taxable profit	(1,839)	851	32,662
Temporary differences	9,936	5,841	8,470
Other tax adjustments	224	18	254
Capital gains tax	449	—	—
Origination and reversal of temporary differences	—	—	(1,023)
Unutilised tax losses carried forward	5,260	1,959	8,078
Taxation charge in the financial statements	340	—	(11,731)

The group has tax losses available to be carried forward and used against trading profits arising in future periods of approximately $124,000,000 (2023 - $136,000,000).

The weighted average applicable tax rate was 25% (2023: 25%).

Income tax assessments (Canada)

For the tax years 2021 and 2022, the Company has received notices of assessment totalling $CAD 12.0 million from Canadian tax regulators denying certain tax deductions and challenging certain input tax credits. The Group, supported by tax professionals at EY, has challenged these assessments and believes it will prevail. However, in order to challenge the assessments, the Group was required to provide security to the regulators and the security provided was a CAD$ 5.0 million lien over its Baie Comeau facility. No provision has been made for these Canadian liabilities as the Group believes that its assessments will be upheld and ultimately be in a refund position with the Canadian tax regulators. However, there can be no certainty that this will be the case and an adverse outcome to the assessments will have a significant impact to the Group’s financial position.

Other tax authorities may also disagree with tax positions that we have taken, which could result in increased tax liabilities. For example, His Majesty’s Revenue & Customs (“HMRC”), the IRS or another tax authority could challenge our allocation of income by tax jurisdiction and the amounts paid between our affiliated companies pursuant to our intercompany arrangements and transfer pricing policies, including amounts paid with respect to our intellectual property development. Similarly, a tax authority could assert that we are subject to tax in a jurisdiction where we believe we have not established a taxable connection and such an assertion, if successful, could increase our expected tax liability in one or more jurisdictions.